UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2017

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 6, 2017, General Electric Company (the “Company”) filed a prospectus supplement to its registration statement on Form S-3 dated February 29, 2016 (No. 333-209821) with respect to the offering of shares of its common stock (the “Shares”) under its stock purchase and dividend reinvestment program, GE Stock Direct (the “Plan”). Attached hereto as Exhibit 5.1 is the legal opinion with respect to the validity of the Shares to be issued by the Company under the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this report:

Exhibit Description

5.1	Opinion of Gibson, Dunn & Crutcher LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 6, 2017	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President, Chief Corporate, Securities
and Finance Counsel

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